SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 3, 1998









                           RELIABILITY INCORPORATED
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)





           Texas                     0-7092               75-0868913
----------------------------     ----------------      ------------------
(State or other jurisdiction     (Commission File       (I.R.S. Employer
      of registration)                Number)          Identification No.)






    16400 Park Row, Houston, Texas                         77218-8370
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(Address of principal executive offices)                   (Zip Code)


                                (281) 492-0550
                                 --------------
              (Registrant's telephone number, including area code)












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Item 1.     Not applicable.

Item 2.     Acquisition or Disposition of Assets.

      (a) On December 3, 1998, Reliability Incorporated (the "Company") acquired certain assets and assumed certain liabilities from Basic Engineering Services and Technology Labs, Inc. ("BEST"), a California corporation. The assets acquired included equipment, furniture and fixtures, inventory, contracts, work-in-progress, backlog, proprietary rights, books and records, customer lists and goodwill. The liabilities assumed consisted of employee-related obligations. The purchase price was $1,790,000 payable in cash and a note, and 475,000 shares of Company common stock. The common stock was unregistered and is subject to transfer restrictions. One million dollars of the cash price was paid at closing and $790,000 is payable on June 3, 1999. The purchase price was based on BEST's cost basis of the assets that were acquired plus the Company's valuation of future earnings potential of the assets acquired. The purchase price includes a two-year covenant not to compete with BEST and with the principal shareholder of BEST. The source of the cash funds used is Company working capital. There was no prior relationship between the Company (or any of its affiliates, officers or directors or any associate thereof) and BEST, although BEST had purchased equipment from the Company from time to time.

      (b) The assets acquired are located in Austin, Texas and Singapore and are used to operate burn-in and test services laboratories, providing such services to integrated circuit manufacturers. The Company will continue to operate services laboratories at the same locations.

Item 3 - 6. Not applicable.

Item 7.     Financial Statements and Exhibits

      (a)   Financial Statements

            The financial statements required by Item 7 will be filed by amendment to this Form 8-K within 60 days after the filing of this report.

      (b)   Pro Form Financial Statements

            The pro forma financial statements required by Item 7 will be filed by amendment to this Form 8-K within 60 days after the filing of this report.

      (c)   Exhibits.  The following exhibits are filed with this report:

            1.  Asset  Purchase  Agreement   dated  November  19,  1998,  among
            Reliability Incorporated, Basic Engineering Services and Technology Labs, Inc., and Isam Qubain.

            2. Consulting Agreement dated December 3, 1998, between Reliability Incorporated and Basic Engineering Services and Technology Labs, Inc.

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


Item 8-9.   Not applicable.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 1998                   Reliability Incorporated



                                    By:   /s/ Max T. Langley
                                          --------------------------------
                                          Max T. Langley, Senior Vice
                                          President, and Chief Financial
                                          Officer



































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                           RELIABILITY INCORPORATED

                                   FORM 8-K

                               INDEX TO EXHIBITS


Exhibit                                                            Page
Number                      Description of Exhibits               Number
-------                     -----------------------               ------

  10.1                     Asset Purchase Agreement                  5

  10.2                     Consulting Agreement                     45









































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